Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Long Island Iced Tea Corp. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: August 13, 2015

/s/ Philip Thomas
Name:	Philip Thomas
Title:	Chief Executive Officer (Principal Executive Officer)

Dated: August 13, 2015

/s/ James Meehan
Name:	James Meehan
Title:	Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)